UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2006

INVISA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50081	65-1005398
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IIRS Employer Identification No.)

6935 15th Street East, Suite 120, Sarasota, Florida 34243
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (941) 355-9361

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On February 21, 2006, the Registrant issued a press release announcing sales and units sold for the calendar year ended 2005 and illustrating some of Registrant’s developments during 2005. The press release is attached hereto as Exhibit 99. 1 and is incorporated herein by this reference.

On February 16, 2006 the Registrant issued a notice to its shareholders announcing sales and units sold for the calendar year ended 2005. The Registrant announced organizational changes during 2005, including the departure of its Chief Executive Officer, as well as the issuance of a second patent to protect the Registrant’s technology. The Registrant further announced that it had entered into original equipment manufacturing agreements with two gate manufacturers, Operator Specialty Company, Inc., a subsidiary of Linear, and Magnetic Automation Corp., the United States unit of the Magnetic Auto Control Group. Lastly, the Registrant announced that it completed a one million dollar financing in 2005. The notice is attached hereto as Exhibit 99. 2 and is incorporated herein by this reference.

The press release, notice and the information in this Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

See Item 7.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the notice to shareholders distributed by the Registrant on February 16, 2006.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release of Invisa, Inc. dated February 21, 2006.
99.2	Notice to Shareholders of Invisa, Inc. distributed February 16, 2006.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISA, INC.

Date: February 21, 2006	By:	/s/ Edmund C. King
Edmund C. King
Chief Financial Officer